Exhibit 99.1

Investor Contact Laurie Poggi KKR Financial LLC 415-315-3718	Media Contact Roanne Kulakoff and Joseph Kuo Kekst and Company 212-521-4837 and 212-521-4863

KKR Financial Holdings LLC Announces Second Quarter 2007 Financial Results

SAN FRANCISCO, CA, July 16, 2007—KKR Financial Holdings LLC (NYSE: KFN) (“KFN” or the “Company”) today announced its results for the second quarter of 2007.

Highlights of KKR Financial Holdings LLC’s performance include:

•                                          Net income for the quarter ended June 30, 2007 of $53.0 million, or $0.66 per diluted common share.

•                                          Net income adjusted for share-based compensation, a non-GAAP financial measurement, for the quarter ended June 30, 2007 of $53.8 million, or $0.67 per diluted common share.

•                                          Closed KKR Financial CLO 2007-1, Ltd., a $3.5 billion secured financing transaction on May 22, 2007.  Issued $2.4 billion of senior secured notes maturing in 2021 to investors at par with a weighted average coupon of three-month LIBOR plus 0.53% and issued $431.3 million of mezzanine and subordinated notes to affiliates.

•                                          Issued $70.0 million of 30-year trust preferred securities at par with a coupon of three-month LIBOR plus 2.50%.

•                                          Completed the conversion from a real estate investment trust to a limited liability company.

*        *        *

KFN reported net income for the three and six months ended June 30, 2007 of $53.0 million and $101.4 million, respectively, or $0.66 and $1.26 per diluted common share, respectively.  Results for the three and six months ended June 30, 2007 represent an increase of 51.9% and 55.3%, respectively, from net income for the three and six months ended June 30, 2006 of $34.9 million and $65.3 million, respectively, or $0.44 and $0.82 per diluted common share, respectively.

Net income includes share-based compensation expense for the three and six months ended June 30, 2007 of $0.8 million and $6.7 million, respectively, or $0.01 and $0.09 per diluted common share, respectively. For the three and six months ended June 30, 2006, share-based compensation expense totaled $5.1 million and $11.9 million, or $0.06 and $0.15 per diluted common share, respectively. Net income adjusted for share-based compensation, a non-GAAP financial measurement consisting of GAAP net income plus GAAP share-based compensation expense, for the three and six months ended June 30, 2007 totaled $53.8 million and $108.1 million, or $0.67 and $1.35 per diluted common share, respectively.  Current period results represent an increase of 34.2% and 40.0%, respectively, from the three and six month periods ended June 30, 2006 of $40.1 million and $77.2 million, respectively, or $0.50 and $0.97 per diluted common share, respectively.

Book Value Per Common Share

The Company’s book value per common share outstanding was $20.91 and $20.95 as of June 30, 2007 and March 31, 2007, respectively.

Conversion Transaction

On May 4, 2007, the Company completed a conversion transaction, pursuant to which KKR Financial Corp. became a subsidiary of the Company and each outstanding share of KKR Financial Corp.’s common stock was converted into one share of the Company’s common shares, which are publicly traded on the New York Stock Exchange. The Company has not elected to be treated as a REIT for U.S. federal income tax purposes; however, the Company intends to be treated as a partnership, and not as an association or publicly traded partnership that is taxable as a corporation, for U.S. federal income tax purposes.

KKR Financial CLO 2007-1, Ltd.

The Company closed KKR Financial CLO 2007-1, Ltd., a $3.5 billion secured financing transaction, on May 22, 2007.  The Company issued $2.4 billion of senior secured notes at par to investors with a weighted average coupon of three-month LIBOR plus 0.53% and issued $244.7 million of mezzanine notes and $186.6 million of subordinated notes to affiliates.  The mezzanine notes have a weighted average coupon of three-month LIBOR plus 4.85%.  The subordinated notes do not have a contractual coupon rate, but instead will receive a pro rata amount of the net distributions from KKR Financial CLO 2007-1, Ltd.

The senior secured notes issued to investors consist of the following three classes of notes:  (i) $1,849.0 million of Class A notes rated Aaa/AAA and bearing interest at three-month LIBOR plus 0.35%; (ii) $220.3 million of Class B notes rated Aa2/AA and bearing interest at three-month LIBOR plus 0.75%; and (iii) $299.3 million of Class C notes rated A2/A and bearing interest at three-month LIBOR plus 1.45%.

Trust Preferred Securities

During June 2007, the Company issued $72.2 million of junior subordinated notes to KKR Financial Capital Trust VI (the “Trust”), an entity the Company formed for issuing trust preferred securities and through which the Company received $70.0 million in gross proceeds through the Trust’s issuance of trust preferred securities to unaffiliated investors in June 2007.  Interest is payable quarterly at a floating rate equal to three-month LIBOR plus 2.50%.

Information for Investors: Conference Call and Webcast

The Company will host a conference call and audio webcast to review its second quarter 2007 results on Tuesday, July 17, 2007, at 9:30 a.m. EDT. The conference call can be accessed by dialing 800-562-8369 (Domestic) or 913-312-1299 (International); a pass code is not required. A replay will be available through July 31, 2007 by dialing 888-203-1112 (Domestic) and 719-457-0820 (International) / pass code 5425778. A live web cast of the call will be accessible on the Company’s website, at www.kkrkfn.com, via a link from the Investor Relations section. A replay of the audio web cast will be archived in the Investor Relations section of the Company’s website.

About KKR Financial Holdings LLC

KKR Financial Holdings LLC is a specialty finance company that uses leverage with the objective of generating competitive risk-adjusted returns. The Company seeks to achieve its investment objective by investing in (i) corporate loans and debt securities, (ii) marketable equity securities and (iii) non-marketable equity securities. The Company also makes opportunistic investments in other asset classes from time to time, including investments in residential and commercial mortgage loans and securities.

KKR Financial Holdings LLC is not currently reinvesting funds in residential real estate-related investments as those investments pay down in the ordinary course but may choose to do so if new residential real estate-related investments meet its return requirements.  In addition, KKR Financial Holdings LLC is considering other alternatives to reducing its residential real estate-related investments, including selling all or a portion of its residential real estate-related investments through asset sales or sales or other dispositions of the common stock of KKR Financial Corp.

KKR Financial Holdings LLC is a Delaware limited liability company and was organized on January 17, 2007.  KKR Financial Holdings LLC is the successor to KKR Financial Corp., a Maryland Corporation.  KKR Financial Corp. was originally incorporated in the State of Maryland on July 7, 2004 and elected to be treated as a real estate investment trust (“REIT”) for U.S. federal income tax purposes.  On May 4, 2007, KKR Financial Holdings LLC completed a restructuring transaction, pursuant to which KKR Financial Corp. became a subsidiary of KKR Financial Holdings LLC and each outstanding share of KKR Financial Corp.’s common stock was converted into one of KKR Financial Holdings LLC’s common shares, which are publicly traded on the New York Stock Exchange.  KKR Financial Holdings LLC has not elected to be treated as a REIT for U.S. federal income tax purposes; however, KKR Financial Holdings LLC intends to be treated as a partnership, and not as an association or publicly traded partnership that is taxable as a corporation, for U.S. federal income tax purposes.

KKR Financial Advisors LLC, a wholly owned subsidiary of KKR Financial LLC, manages the Company pursuant to a management agreement. KKR Financial Holdings LLC, KKR Financial LLC, and KKR Financial Advisors LLC are affiliates of Kohlberg Kravis Roberts & Co. L.P.

Statements in this press release which are not historical fact may be deemed forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Although KKR Financial Holdings LLC believes the expectations reflected in any forward-looking statements are based on reasonable assumptions, the Company can give no assurance that its expectations will be attained. Factors that could cause actual results to differ materially from the Company’s expectations include completion of pending investments, continued ability to originate new investments, the mix of originations and prepayment levels, the availability and cost of capital for future investments, competition within the specialty finance sector, economic conditions, credit loss experience, availability of financing, maintenance of sufficient liquidity, and other risks disclosed from time to time in the Company’s filings with the SEC.

*        *        *

Schedule I
KKR Financial Holdings LLC
CONSOLIDATED STATEMENTS OF OPERATIONS (UNAUDITED)

(amounts in thousands, except per share information)	For the three months ended June 30, 2007	For the three months ended June 30, 2006	For the six months ended June 30, 2007	For the six months ended June 30, 2006
Net investment income:
Securities interest income	$114,294	$94,010	$229,902	$173,974
Loan interest income	148,993	130,098	282,735	255,204
Dividend income	884	912	1,858	1,795
Other interest income	5,960	1,807	8,647	3,652
Total investment income	270,131	226,827	523,142	434,625
Interest expense	(218,475)	(175,094)	(418,541)	(331,657)
Net investment income	51,656	51,733	104,601	102,968
Other income:
Net unrealized loss on trading securities and loans carried at fair value	(16,821)	—	(14,052)	—
Net realized and unrealized gain on derivatives and foreign exchange	6,481	3,299	13,619	3,309
Net realized gain on investments	26,752	691	33,696	2,139
Fee and other income	2,540	458	4,588	673
Total other income	18,952	4,448	37,851	6,121
Non-investment expenses:
Related party management compensation	15,114	13,778	34,413	28,218
Professional services	806	548	1,347	1,495
Loan servicing expense	3,126	3,720	6,389	7,716
Insurance expense	192	274	386	498
Directors expenses	285	375	605	748
General and administrative expenses	3,756	2,436	9,764	4,664
Total non-investment expenses	23,279	21,131	52,904	43,339
Income before equity in income of unconsolidated affiliate and income tax expense	47,329	35,050	89,548	65,750
Equity in income of unconsolidated affiliate	5,725	—	12,706	—
Income before income tax expense	53,054	35,050	102,254	65,750
Income tax expense	83	119	859	431
Net income	$52,971	$34,931	$101,395	$65,319
Net income per common share:
Basic	$0.67	$0.45	$1.29	$0.84
Diluted	$0.66	$0.44	$1.26	$0.82
Weighted-average number of common shares outstanding:
Basic	78,770	77,675	78,769	77,675
Diluted	80,462	79,410	80,334	79,237
Distributions declared per common share	$0.56	$0.45	$1.10	$0.85

Schedule II
KKR Financial Holdings LLC
CONSOLIDATED BALANCE SHEETS (UNAUDITED)

(amounts in thousands, except share information)	June 30, 2007	December 31, 2006
Assets
Cash and cash equivalents	$23,481	$5,125
Restricted cash and cash equivalents	713,219	138,065
Trading securities, $6,530,082 and $0 pledged as collateral as of June 30, 2007 and December 31, 2006, respectively	6,587,422	—
Securities available-for-sale, $1,180,412 and $8,336,435 pledged as collateral as of June 30, 2007 and December 31, 2006, respectively	1,438,966	8,500,636
Loans ($4,565,474 and $0 at fair value as of June 30, 2007 and December 31, 2006, respectively), net of allowance for loan losses of $0 and $1,500 as of June 30, 2007 and December 31, 2006, respectively	9,817,232	8,442,021
Derivative assets	80,786	63,433
Interest receivable	104,694	84,048
Principal receivable	26,315	4,540
Non-marketable equity securities	173,823	166,323
Investment in unconsolidated affiliate	—	104,035
Other assets	111,105	56,951
Total assets	$19,077,043	$17,565,177
Liabilities
Repurchase agreements	$2,393,138	$4,457,089
Collateralized loan obligation senior secured notes	4,621,000	2,252,500
Collateralized loan obligation junior secured notes to affiliates	431,293	—
Asset-backed secured liquidity notes	8,942,827	8,705,601
Secured revolving credit facility	156,531	34,710
Secured demand loan	41,658	41,658
Junior subordinated notes	329,908	257,743
Accounts payable, accrued expenses and other liabilities	355,950	45,237
Accrued interest payable	50,229	36,991
Related party payable	11,186	6,901
Income tax liability	500	601
Securities sold, not yet purchased	58,491	—
Derivative liabilities	1,805	2,715
Total liabilities	17,394,516	15,841,746
Stockholders’ Equity
Preferred stock, $0.01 par value, 50,000,000 shares authorized and none issued and outstanding at June 30, 2007 and December 31, 2006	—	—
Common stock, $0.01 par value, 250,000,000 shares authorized and 80,464,713 shares issued and outstanding at June 30, 2007 and December 31, 2006, respectively	805	805
Additional paid-in-capital	1,677,022	1,670,330
Accumulated other comprehensive income	65,768	70,520
Accumulated deficit	(61,068)	(18,224)
Total stockholders’ equity	1,682,527	1,723,431
Total liabilities and stockholders’ equity	$19,077,043	$17,565,177

Schedule III
KKR Financial Holdings LLC
SUMMARY FINANCIAL DATA (UNAUDITED)

	Three Months Ended	Three Months Ended	Six Months Ended	Six Months Ended
(amounts in thousands, except share information)	June 30, 2007	June 30, 2006	June 30, 2007	June 30, 2006
Net Income:	$52,971	$34,931	$101,395	$65,319
Earnings per diluted common share	$0.66	$0.44	$1.26	$0.82

Net Income + Share-Based Compensation (1):	$53,825	$40,074	$108,087	$77,245
Net income, adjusted for share-based compensation, per diluted common share	$0.67	$0.50	$1.35	$0.97

Profitability Ratio Information (2):
Return on equity	12.4%	8.1%	11.9%	7.8%
Return on assets	1.2%	0.9%	1.2%	0.8%
Efficiency ratio	7.9%	9.1%	9.2%	9.8%

Share Information:
Common shares outstanding	80,465	80,374	80,465	80,374
Basic EPS weighted-average common shares outstanding	78,770	77,675	78,769	77,675
Diluted EPS weighted-average common shares outstanding	80,462	79,410	80,334	79,237

Investment Portfolio Information	June 30, 2007	December 31, 2006
Residential mortgage securities	$6,587,422	$7,536,196
Residential loans	4,565,474	5,109,261
Total residential	11,152,896	12,645,457
Corporate securities	1,339,076	863,449
Corporate loans	5,137,004	3,225,567
Total corporate	6,476,080	4,089,016
Commercial real estate securities	31,609	32,023
Commercial real estate loans	114,754	108,693
Total commercial real estate	146,363	140,716
Marketable equity securities	68,281	68,968
Non-marketable equity securities	173,823	166,323
Total investment portfolio	18,017,443	17,110,480

Balance Sheet Information	June 30, 2007		December 31, 2006
Investment portfolio	$18,017,443		$17,110,480
Total assets	19,077,043		17,565,177
Total borrowings	16,916,355		15,749,301
Total liabilities	17,394,516		15,841,746
Stockholders’ equity	1,682,527		1,723,431
Book value per common share	20.91		21.42
Leverage	10.1	x	9.1	x

(1)             Non-GAAP financial measurement consisting of GAAP net income plus GAAP share-based compensation expense.

(2)             All ratios computed on an annualized basis. The efficiency ratio is defined as non-interest expense divided by total income.

Schedule IV
KKR Financial Holdings LLC
INVESTMENT PORTFOLIO BY INTEREST RATE TYPE AS OF JUNE 30, 2007 (UNAUDITED)

(amounts in thousands)(1)(2)	Carrying Value	Amortized Cost	Estimated Fair Value	Portfolio Mix % by Fair Value
Floating Rate:
Residential ARM Loans	$1,172,530	$1,190,441	$1,172,530	6.5%
Residential ARM Securities	4,850,890	4,843,801	4,850,890	26.9
Corporate Loans	5,071,211	5,071,211	5,085,623	28.2
Corporate Debt Securities	266,365	262,450	266,365	1.5
Commercial Real Estate Loans	114,754	114,754	115,357	0.6
Total Floating Rate	11,475,750	11,482,657	11,490,765	63.7
Hybrid Rate:
Residential Hybrid ARM Loans	3,392,944	3,427,884	3,392,944	18.8
Residential Hybrid ARM Securities	1,736,532	1,762,488	1,736,532	9.6
Total Hybrid Rate	5,129,476	5,190,372	5,129,476	28.4
Fixed Rate:
Corporate Loans	65,793	65,793	66,993	0.4
Corporate Debt Securities	1,072,711	1,074,421	1,072,711	5.9
Commercial Real Estate Debt Securities	31,609	32,000	31,609	0.1
Total Fixed Rate	1,170,113	1,172,214	1,171,313	6.4
Marketable and Non-Marketable Equity Securities:
Common and Preferred Stock	68,281	65,694	68,281	0.4
Non-Marketable Equity Securities	173,823	173,823	201,605	1.1
Total Marketable and Non-Marketable Equity Securities	242,104	239,517	269,886	1.5
Total	$18,017,443	$18,084,760	$18,061,440	100.0%

(1)             The schedule excludes securities sold, not yet purchased totaling $58.5 million as of June 30, 2007 and for which the Company had an unrealized gain of $0.4 million.

(2)             The schedule summarizes the carrying value, amortized cost, and fair value of the Company’s investment portfolio as of June 30, 2007, classified by interest rate type. Carrying value is the value that investments are recorded on the Company’s consolidated balance sheet and is estimated fair value for residential mortgage loans and securities, other than non-marketable equity securities, and amortized cost for corporate loans, commercial real estate loans, and non-marketable equity securities. Estimated fair values set forth in the schedule are as of June 30, 2007 and are based on dealer quotes and/or nationally recognized pricing services and using management estimates for investment positions for which dealer quotes and/or nationally recognized pricing data are not available.